UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                     ---------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 31, 2006
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                                  NESTOR, INC.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

          0-12965                                        13-3163744
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     (Commission File Number)               (IRS Employer Identification Number)


            42 Oriental Street; Third Floor, Providence, Rhode Island
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                    (Address of principal executive offices)

                                 (401) 274-5658
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 31, 2006, Nestor, Inc., a Delaware corporation (the "REGISTRANT"), entered into a Securities Purchase Agreement (the "AGREEMENT") among the Registrant and fifteen accredited investors pursuant to which the Registrant privately placed 1,237,811 shares of its Common Stock and issued warrants to purchase 371,339 shares of its Common Stock. The accredited investors purchasing securities of the Registrant in the transaction included Silver Star Partners I, LLC ("SILVER STAR"), an affiliate of the Company which owned a majority of the Registrant's outstanding Common Stock prior to the transaction as based on the most recent Schedule 13D of Silver Star filed with the Securities and Exchange Commission, and Edward F. Heil, who prior to the offering was the holder of a secured promissory note issued by the Registrant in the principal amount of $1,250,000 (the "HEIL NOTE"). In the transaction, Silver Star purchased 220,589 shares of the Registrant's Common Stock and a warrant to purchase an additional 66,176 shares. Mr. Heil purchased 395,927 shares of the Registrant's Common Stock and a warrant to purchase an additional 118,778 shares. The selling price for a unit comprising one share of the Registrant's Common Stock and 0.30 warrants to purchase Common Stock of the Registrant was $4.42, resulting in gross aggregate proceeds of $5,471,144. The warrants are exercisable at $4.91 per share commencing on January 31, 2006 and expire on January 31, 2009. The net proceeds of the offering (after expenses and placement agent fees or investor rebates in lieu of placement agent fees) were used to repay the Heil Note at the closing with the balance to be used for general corporate purposes and working capital.

The sale of the above described securities pursuant to the Agreement is exempt from the registration requirements of the Securities Act of 1933 (the "SECURITIES ACT") under Regulation D thereof. In connection with this exemption, the Registrant has relied on the representations and warranties of the investors purchasing the securities as contained in the Agreement, including that said investors are "accredited investors" within the meaning of Regulation D.

Pursuant to the Agreement, the Registrant has agreed to file a Registration Statement registering the resale of the Common Stock issued in the transaction and the Common Stock issuable upon exercise of the warrants no later than the date that is five business days after the Registrant files its Annual Report on Form 10-K for the fiscal year ended December 31, 2005. If the Registrant fails to file such a Registration Statement by that deadline, fails to timely respond to any comments on such Registration Statement made by the Staff of the Securities and Exchange Commission or fails to timely request acceleration of the effectiveness of such Registration Statement, the Registrant has agreed to pay liquidated damages to the purchasers of 0.0493% of the purchase price of the securities per day of such failures.

The transaction reported herein was approved by the members of the Board of Directors of the Registrant who are independent and not affiliated with, or otherwise related to, any of the investors involved in the transaction.

ITEM 3.02.   UNREGISTERED SALES OF EQUITY SECURITIES

The disclosure under Item 1.01 is incorporated herein by reference.

ITEM 8.01.   OTHER EVENTS

Pursuant to Rule 135c of the Securities Act, a press release with respect to the above described private placement which was released by the Registrant on January 31, 2006 is appended to this Form 8-K as Exhibit 99.1.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

Exhibit No.     Exhibit

99.1            Press Release regarding private placement.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NESTOR, INC.


                                          By:/s/William B. Danzell
                                             -----------------------------------
                                             William B. Danzell
                                             President & Chief Executive Officer

Date:  February 1, 2006